CHARTER OF THE AUDIT AND CONFLICTS
COMMITTEE OF THE BOARD OF DIRECTORS
OF READING INTERNATIONAL, INC.

I.	PURPOSE

The Audit and Conflicts Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of Reading International, Inc. (the “Company”) to oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements, and to review and approve Related Party Transactions (as defined herein).

Audit

The Committee shall assist the Board in monitoring (i) the Company’s accounting, auditing, and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor, (ii) the integrity of the Company’s financial statements, (iii) the Company’s systems of disclosure controls and procedures, internal controls regarding finance and accounting, and compliance with ethical standards adopted by the Company, (iv) the Company’s compliance with legal and regulatory requirements, (v) the Company’s tax reporting and tax planning processes, (vi) the Company’s internal audit plan, and (vii) the integrity and sufficiency of the Company’s cyber security systems, processes and procedures. In performing its duties, the Committee shall seek to maintain an open avenue of communication among the Board, the independent auditor, the internal auditors (if any) and the management of the Company.

While the Committee has the responsibilities and authority set forth in this Charter, management and the independent auditor are responsible for planning or conducting audits and determining that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The independent auditor is ultimately accountable to the Committee, which has the sole authority to appoint, oversee and, where appropriate, replace the independent auditor.  The Committee has direct responsibility for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) in connection with preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Committee also has direct responsibility to appoint, compensate, oversee and terminate, if necessary, any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.  The independent auditor and any other registered public accounting firm, as applicable, shall report directly to the Committee.

Conflicts/Related Party Transactions

Further, the Committee is delegated responsibility and authority by the Board to review, consider and, coordinating with management and using such outside advisors as the Committee may from time to time determine, to negotiate, and to approve or disapprove on behalf of the Company the terms and conditions of any and all Related Party Transactions with the same effect as though such actions had been taken by the full Board. Any such matter will require no further action by the Board in order to be binding upon the Company, except in the case of matters that, under applicable Nevada Law, cannot be delegated to a committee of the Board and must be determined by the full Board. In those cases where the authority of the Board cannot be delegated, the Committee will nevertheless provide to the full Board the Committee's recommendation as to how such authority should be exercised.   Any member of the Committee who is a Related Party with respect to any Related Party Transaction shall recuse himself or herself from any participation in the review, consideration and/or negotiation of such Related Party Transaction. The Committee will discuss with the independent auditor its evaluation of the Company’s identification of, accounting for, and the disclosure of its relationships with related parties as set forth under the standards of the Public Company Accounting Oversight Board.

For purposes of this charter:

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A “Related Party Transaction” is a transaction (including any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness)), or series of related transactions, or any material amendment to any such transaction, in which:

the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year,

the Company or any of its subsidiaries is a participant, and a Related Party has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

Notwithstanding the above, the term "Related Party Transaction" shall not, however, be deemed to include matters related to employment or employee compensation or reimbursement of employee expenses (including matters relating to the payment or provision of benefits such as health, insurance and retirement benefits), the negotiation or entering into of any employment contract or in the case of any executive officer who is retained pursuant to a consulting arrangement, of any such consulting arrangement, or the grant of stock, the issuance of stock options and/or the issuance of restricted stock units to employees, consultants or directors where such matter is reviewed by the Compensation and Stock Options Committee of the Board.   Likewise, as a matter of clarification, transactions between the Company and any directly or indirectly wholly owned subsidiary shall not be deemed to be a Related Party Transaction.  However, in those situations where a Related Party has an equity interest in the subsidiary, such subsidiary will be considered a Related Party and such transaction between the subsidiary and the Company will be a Related Party Transaction.

•	A “Related Party” is:
1.	any individual who is, or at any time since the beginning of the Company’s last fiscal year was, a director or “executive officer” of the Company or a nominee to become a director of the Company;
2.

any person (including an entity, estate, group or individual person) known to the Company to be the beneficial owner, directly or indirectly, of more than 5% of any class of the Company’s voting securities;

3.	any individual who is an “immediate family member” of an individual identified in categories 1 or 2 above; or
4.

any person (including an entity, estate,group or individual person) known to the Company to be the controlled by any one or more individuals or persons identified in any one or more of categories 1, 2 and/or 3, above.

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“Executive officer” means any person subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as designated by the Board.   The term shall include, the chief executive officer, president, chief financial officer, principal accounting officer, chief operating officer, general counsel, any executive-vice-president of the Company, any Managing Director of Reading Entertainment Australia Pty Ltd and/or Reading New Zealand, Ltd. and any other individual or office as the Board may from time to time designate (as reflected in the Minutes of the Board).

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“Immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such individual, and any individual (other than a tenant or employee) sharing the household of such individual.

II.	COMPOSITION

The Committee shall be comprised of three or more members (including a Chairperson).  The members of the Committee shall meet the independence requirements of the Nasdaq Stock Market Marketplace Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years.  The members of the Committee and the Chairperson shall be appointed annually by the Board and serve at the pleasure of the Board.  A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board.  The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, and at least one member of the Committee shall be an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”).  Committee members are encouraged to enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.  The costs of any such programs approved by the Chairperson (or in the case of the Chairperson, approved by the Chair of the Board) will be reimbursed by the Company. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent auditor and the senior officer responsible for the internal audit function.

Notwithstanding the foregoing, one director who does not meet the Nasdaq definition of independence, but who meets the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder, and who is not a current officer or employee of the Company or a family member of a current officer or employee, may serve for no more than two years on the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership is required by the best interests of the Company and its stockholders.  Such person may not chair the Committee.  The use of this “exceptional and limited circumstances” exception, as well as the nature of the individual’s relationship to the Company and the basis for the board’s determination, shall be disclosed in the annual proxy statement.

In addition, if a member of the Committee ceases to be independent for reasons outside the member’s reasonable control, his or her membership on the Committee may continue until the earlier of the Company’s next annual meeting of stockholders or one year from the occurrence of the event that caused the failure to qualify as independent.  Also, if the Company is not already relying on this provision, and the Company fails to comply with the Nasdaq requirement regarding audit committee composition due to a single vacancy on the Committee, then the Company will have until the earlier of one year from the occurrence of the event that caused the failure or the next annual meeting of stockholders to comply; provided that if the annual meeting of stockholders occurs within 180 days following the event that caused such failure to comply, the Company will instead have 180 days from the event to regain compliance with such Nasdaq requirement.  If the Company intends to rely on either of these cure periods, the Company shall provide notice to Nasdaq immediately upon learning of the event or circumstance that caused the non-compliance.

In any event, it is intended that the composition of this Committee satisfy all applicable Nasdaq rules and regulations.   To the extent necessary to satisfy such rules and regulations, the Committee, acting through its Chairperson, shall have delegated authority to remove and replace Committee members and to fill Committee vacancies on a temporary basis until the next Board meeting.

III.	MEETINGS

The Committee shall meet as often as it determines necessary, but at least four times each year, to enable it to fulfill its responsibilities.  The Committee shall meet at the call of its

Chairperson.  The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws.  A majority of the members of the Committee shall constitute a quorum.  The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present.  Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting.  The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary.  The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes.  The Recording Secretary of the Company (or if there is no Recording Secretary, the Secretary of the Company) shall be the Secretary of the Committee unless the Committee designates otherwise.  The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company.  Any member of the Board shall be provided with copies of such Committee minutes, if requested.  The Recording Secretary of the Company (or if there is no Recording Secretary, the Secretary of the Company) shall, unless the Committee determines otherwise, attend and serve as the Secretary for all meeting of the Committee.  In the event of a tie vote, the Chairperson’s vote shall be determinative of the matter.

The Committee may ask members of management, employees, outside counsel, the independent auditors, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request. Each regularly scheduled meeting will include an executive session of the Committee for discussion of matters without the participation of management (other than, at the determination of the Committee, legal counsel and/or the head of internal audit).

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.   Except as otherwise provided in this Charter, no person, other than members of the Committee, may attend any meeting of the Committee nor may any audio or video recording be made of any meeting of the Committee without, in each case, the permission of the Chairperson.

As part of its responsibility to foster free and open communication, the Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

IV.	RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities.  In addition to such other duties as the Board may from time to time assign (as memorialized in the minutes of the Board), the Committee shall:

Financial Reporting, Accounting Policies and Internal Control Structure

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Review and discuss with management and the independent auditor the Company’s annual audited financial statements prior to the filing of the Company’s Form 10-K and recommend to the Board whether the audited financial statements should be included in the Form 10-K.

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Review and discuss with management and the independent auditor the Company’s quarterly financial statements prior to the filing of the Company’s Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

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Review and discuss with management and, to the extent appropriate, the independent auditor, prior to filing, any proposed filing on Form 8-K and/or under rule 12b-25; provided that in the case of any press release not (i) involving the disclosure of material non-public financial information or (ii) relating to any delays in any filings, the Chairperson shall have delegated authority to review and approve such release.

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Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, and the judgments of each of management and the independent auditor as to the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

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Review and discuss with management and the independent auditor management’s report on internal control over financial reporting and the independent auditor’s attestation of the Company’s internal control over financial reporting prior to the filing of the Company’s Form 10-K.

•	Review and discuss the reports required to be delivered by the independent auditor pursuant to Section 10A(k) of the Exchange Act regarding:
•	all critical accounting policies and practices to be used,
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all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and

•	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.
•	Discuss with the independent auditor the matters required to be discussed by the independent auditor with the Committee under auditing standards established by 6 the Public Company Accounting Oversight Board, including Auditing Standard No. 16, and under the rules and regulations of the SEC and other applicable authorities (as such standards and rules and regulations may be established or amended from time to time).  In particular, the Committee and independent auditor shall discuss, among other things, matters that arise during the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

•

Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal control over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•

Keep the independent auditor informed of the Committee’s understanding of the Company’s relationships and transactions with related parties that are significant to the Company; and review and discuss with the independent auditor the auditor’s evaluation of the Company’s identification of, accounting for, and disclosure of its relationships and transactions with related parties, including any significant matters arising from the audit regarding the Company’s relationships and transactions with related parties.

•	Review and approve earnings press releases, including the type and presentation of information, with attention to any pro forma or adjusted non-GAAP information.
•	Review and approve financial information and earnings guidance provided to analysts and rating agencies, as needed.

Oversight of the Company’s Relationship with the Independent Auditor

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Select the Company’s independent auditor, considering qualifications, independence and performance, and approve the scope of the proposed audit for each fiscal year and the fees and other compensation to be paid to the independent auditor therefor. Further, the Committee will review the experience and qualifications of the lead partner each year and determine that all partner rotation requirements, as promulgated by applicable rules and regulations, are executed. The Committee will present its conclusions to the full Board.

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Obtain and review at least annually a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Company.  It is the responsibility of the Committee to actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and for taking appropriate action to oversee the independence of the outside auditor.
•	Obtain and review a report from the independent auditor at least annually regarding:
•	the independent auditor’s internal quality control-procedures,
•	discuss with the auditor any material issues raised by the most recent Public Company Oversight Board review of such auditor,
•	any steps taken to deal with any such issues, and
•	all relationships between the independent auditor and the Company.
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Preapprove all auditing services, internal control-related services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by the independent auditor, subject to such exceptions for non-audit services as permitted by applicable laws and regulations.  The Committee may when it deems appropriate form and delegate this authority to a subcommittee consisting of one or more Committee members, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next meeting.

Oversight of the Company’s Internal Audit Function

At any time that the Company has an internal audit function:

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Review and approve the engagement of any internal audit service providers considering their qualifications and effectiveness, and approve the scope of their proposed services and the fees and other compensation to be paid to such providers therefor.

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Review and discuss with management and the senior officer responsible for the internal audit function, the annual audit plan, budget, activities, organizational structure and qualifications of the persons performing the internal audit function.

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Review and discuss with management and the senior officer responsible for the internal audit function significant reports to management prepared by the internal audit function and management’s responses thereto.

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Review with the senior officer responsible for the internal audit function any difficulties encountered by the internal audit function in the course of its audits, including any restrictions on the scope of its work or access to required information.

Oversight of Compliance and Tax Matters

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Review with management policies and procedures that the Company has implemented regarding compliance with applicable federal, state and local laws and regulations and with the Company’s Code of Ethics.

•	Review and approve any requested waivers by executive officers and directors of the Company’s Code of Ethics.
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Review and oversee procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters or possible violations of the Company’s Insider Trading Policy, Supplemental Policy Concerning Trading in Company Securities by Certain Designated Persons,  Whistleblower Policy and/or Code of Ethics (collectively the “Company Governance Policies”) and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters or possible violations of the Company Governance Policies.

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Discuss with management and the independent auditor any published reports or correspondence with regulators or governmental agencies that raise material issues regarding the Company’s financial statements or accounting policies.

•	Discuss with the Company’s General Counsel and/or outside counsel the status of legal matters that may have a material impact on the financial statements or the Company’s compliance policies.
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Review and discuss with management the Company’s major risk exposures and the Company’s risk assessment and risk management programs and the steps management has taken to monitor and control such exposures.

•	Obtain from the independent auditor assurance that the provisions of Section 10A(b) of the Securities Exchange Act of 1934 has not been triggered.
•	Review with Management, independent auditor and outside tax advisors the Company’s tax reporting and tax planning.
•	Review with Management and outside advisors the integrity and sufficiency of the Company’s cyber security systems, processes and procedures.

Review of Conflicts/Related Party Transactions

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Perform the functions of the full Board with respect to the negotiation, review and approval of Related Party Transactions, to the extent that the negotiation, review and approval of such Related Party Transactions can be delegated by the Board to a committee of the Board under Nevada Law, and to negotiate, review and advise the Board with respect to all other Related Party Transactions.

•	Analyze the following factors, in addition to any other factors the Committee deems appropriate, in determining whether to approve a Related Party Transaction:
•	the approximate dollar value of the amount involved in the transaction and whether the transaction is material to the Company;
•	whether the terms are fair to the Company, have resulted from arm’s length negotiations and are on terms at least as favorable as would apply if the transaction did not involve a Related Person;
•	the purpose of, and the potential benefits to the Company of, the transaction;
•	whether the transaction was undertaken in the Company’s ordinary course of business;
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the  Related Person’s interest in the transaction, including the approximate dollar value of the amount of the Related Person’s interest in the transaction without regard to the amount of any profit or loss;

•	required public disclosure, if any; and
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any other information regarding the transaction or the Related Person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

•	Establish such guidelines as the Committee determines are necessary or appropriate for management to follow in its dealings with Related Parties in Related Party Transactions.
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If a Related Party Transaction will be ongoing, the Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the Related Party. Thereafter, the Committee shall periodically (but no less than annually) review and assess ongoing relationships with the Related Party to confirm that they are in compliance with such guidelines.  In the case of Shadow View Land and Farming, LLC (“Shadow View”), the Committee shall serve as the oversight committee with respect to the Company’s management of Shadow View.   All material business decisions with respect to the business and affairs of Shadow View shall be subject to the review and approval of the Committee.   Management shall report to the Committee with respect to Management’s management of Shadow View not less frequently than quarterly and report on its overall business plan for Shadow View not less frequently than annually.

Other

•	Regularly report Committee activities to the Board and make such recommendations to the Board as the Committee deems appropriate.

•	Periodically review and reassess the adequacy of this Charter (recommending any appropriate changes to the Board).
•	Provide or approve a report for inclusion in the Company’s proxy statement for its annual meeting of stockholders, in accordance with applicable SEC rules and regulations.

MISCELLANEOUS

In discharging its responsibilities, the Committee shall have the authority to engage and determine funding for independent legal, accounting or other advisors (without seeking Board approval) as the Committee determines necessary or appropriate to carry out its duties.  The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein.  The Company shall provide appropriate funding, as determined by the Committee, for the payment of (i) compensation to the independent auditor, and legal, accounting or other advisors engaged by the Committee and (ii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.  The Chairperson shall be authorized to act on behalf of the Committee, and the acts of the Chairperson shall be binding upon the Company.

The Chairperson is authorized to seek, and shall promptly receive, all such assistance from management as, in his or her determination, is needed by the Committee for the proper and timely execution of its duties under this Charter.

It is understood that the delegations of authority included in this Charter may require the implementation of new or replacement systems and procedures.     It is anticipated that such systems and procedures will be phased in, so as to be in place by December 31, 2016.

Nothing contained in this Charter is intended to or shall expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee.  Likewise, nothing in this Charter is intended to or shall decrease or limit the duties and obligations owed by management to the Company.

Adopted by the Audit and Conflicts Committee and approved

by the Board of Directors on May 5, 2016.